EXHIBIT 1
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




AS INDEPENDENT PUBLIC ACCOUNTANTS, WE HEREBY CONSENT TO THE INCORPORATION OF OUR REPORT INCLUDED IN THIS FORM 11-K, INTO THE CORPORATION'S PREVIOUSLY FILED REGISTRATION STATEMENT ON FORM S-8 (FILE NO. 2-70746).





Arthur Andersen LLP


DALLAS, TEXAS
JUNE 27, 1997